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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       JULY 17, 1997
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                              VITAL IMAGES, INC.
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            (Exact name of registrant as specified in its charter)


        MINNESOTA                   0-22229             42-1321776
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(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)           File Number)        Identification No.)

                       3100 WEST LAKE STREET, SUITE 100
                         MINNEAPOLIS, MINNESOTA 55416
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         (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (612) 915-8000
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                                NOT APPLICABLE
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        (Former name or former address, if changed since last report.)



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ITEM 8. CHANGE IN FISCAL YEAR

     On July 17, 1997, the registrant's board of directors adopted a resolution changing the registrant's fiscal year end from October 31 to December 31 of each year. The registrant intends to file a transition report on Form 10-Q containing unaudited financial statements for the transition period (November 1, 1996 to December 31, 1996). The registrant will also include the required audited financial information for the transition period in its first annual report on Form 10-K for the new fiscal year.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Vital Images, Inc.


Date: July 25, 1997.                    By  /s/ Andrew M. Weiss
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                                           Andrew M. Weiss
                                           President and Chief Executive Officer